SIXTH AMENDMENT TO AMENDED AND RESTATED
                     LOAN AND SECURITY AGREEMENT AND WAIVER

                  This SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND WAIVER (this "Amendment and Waiver") is made as of June 28, 2002 among LaSalle Bank National Association, a national banking association, individually (in such capacity, the "Lender") and as agent (in such capacity, the "Agent"), Westell Technologies, Inc., a Delaware corporation ("Technologies"), Westell, Inc., an Illinois corporation ("Westell"), Westell International, Inc., a Delaware corporation ("International"), Conference Plus, Inc., a Delaware corporation ("CPI"), and Teltrend LLC, a Delaware limited liability company and successor by merger to Teltrend, Inc. ("Teltrend," and together with Technologies, Westell, International and CPI, being, collectively, the "Borrowers").

                                   BACKGROUND
                                   ----------

                  A. The Agent, the Lender and the Borrowers are party to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lender has made and may hereafter make certain loans, advances and other financial accommodations to the Borrowers and the Borrowers have granted to the Agent, for the benefit of the Lender and any other lenders who from time to time may become party to the Loan Agreement, a lien on and a security interest in all of the Borrowers' real, personal and intellectual property. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Loan Agreement.

                  B. The Borrowers and the Lenders are parties to a certain Amended and Restated Revolving Note dated as of May 30, 2002 in the original principal amount of $35,000,000 (the "Revolving Note").

                  C. Pursuant to the Loan Agreement, the Marlene D. Foskett Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, The Marlene Diane Foskett Trust dated December 31, 1970, Barbara J. McDonough Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, The Barbara J. McDonough Trust dated December 31, 1970, Robert C. Penny III Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, and The Robert Clinton Penny Trust Number Two dated December 30, 1974 (collectively, "Guarantors") executed a certain Guaranty (as amended, the "Guaranty") and a certain Securities Pledge Agreement (as amended, the "Pledge Agreement"), each dated as of June 29, 2001 and made in favor of Agent on behalf of Lenders.

                  D. Borrowers have informed Agent that they desire to enter this Amendment and Waiver to, among other things, (i) provide for a term loan,
(ii) reduce the maximum available Revolving Loan Facility, (iii) modify the termination date of the revolving line of credit, (iv) terminate the Guaranty and the Pledge Agreement, (v) grant waivers with respect to Borrowers' non-compliance with certain covenants contained in the Loan Agreement, and (vi) otherwise modify Borrowers' Obligations as provided herein.

                  E. Agent is willing to so amend the Loan Agreement and grant such waivers upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


         SECTION 1         AMENDMENTS TO LOAN AGREEMENT
                           ----------------------------

                  1.1 Section 1.1 of the Loan Agreement is hereby amended as follows:

                  (a) The following definitions are hereby added thereto in the proper alphabetical order:

                           "Geneva Property" means that parcel of land owned by Teltrend and located at the southwest corner of Averill Road and Kautz Road, Geneva, Illinois.

                           "Mortgage" means that certain Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 4, 2001 by Teltrend in favor of Agent, on behalf of Lenders, for the Geneva Property, as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

                           "Term Loan" shall mean the direct advance made by the Lender to the Borrowers in the form of a term loan under and pursuant to this Agreement, as set forth in Section 2.1(b) of this Agreement."

                           "Term Loan Commitment" shall mean with respect to all applicable Lenders, Five Million and 00/100 Dollars ($5,000,000.00), and with respect to any Lender shall mean the amount set forth next to its name on the signature pages hereto (or any amendment hereto) as its Term Loan Commitment."

                           "Term Loan Reserve" shall mean at any time the amount, if any, by which $5,000,000 exceeds the outstanding principal balance of the Term Loan.

                           "Term Note" shall have the meaning set forth in
Section 2.1(b) hereof."

                  (b) The following definitions are hereby amended and restated in their entirety to read as follows:

                  "Borrowing Base" means, as at any date the amount thereof is determined and subject to the other terms of this Agreement, (a) the sum of (i) 85% of the face value of the Eligible Accounts, less unapplied cash and (ii) the lesser of (A) 30% of the value of the Eligible Inventory and (B) the Inventory Borrowing Cap, minus (b) the sum of the undrawn face amount of any Letters of Credit outstanding, unreimbursed draws with respect to Letters of Credit, and the aggregate outstanding amount of Borrowers' exposure under Permitted Swap Obligations as determined by Bank, minus (c) such other reserves as the Agent, at the direction of the Majority Lenders in their sole discretion, may establish from time to time by delivery of written notice thereof at least twenty (20) days prior to establishment of any such reserves."

                  "Commitments" shall mean collectively the Revolving Loan Commitments and the Term Loan Commitment.

                  "Loans" shall mean the collective reference to the Revolving Loans and the Term Loan.

                  "Maximum Revolving Credit Facility" means, at any time, $30,000,000.

                  "Notes" shall mean the Revolving Loan Notes and the Term Note.

                  "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which is equal to the sum of (a) such Lender's Revolving Loan Commitment, plus (b) such Lender's Term Loan Commitment, and the denominator of which is equal to the sum of all Lenders' Commitments.

                  (c) The definition of "Revolving Loan Termination Date" is hereby changed to "Termination Date" and is further amended by deleting the date "June 30, 2002" and inserting in its place the date "June 30, 2003."

                  (d) The definition of "Majority Lenders" is hereby amended by adding at the end of such definition the following language:

                  "; provided, however, if any provision of this Agreement requires action by the Majority Lenders and (i) relates to the extension of the maturity of the Term Loan, an adverse modification of the payment schedule, the amount of principal or the calculation or amount of interest of the Term Loan or of this clause (i), then "Majority Lenders" shall mean Lenders holding at least 67% of the outstanding principal amount of the Term Loan, or (ii) relates to the extension of the maturity of the Revolving Loan, or an adverse modification of the amount of principal or the calculation or amount of interest of the Revolving Loan or of this clause (ii), then "Majority Lenders" shall mean Lenders holding at least 67% of the Revolving Loan Commitment."

                  (e) The definition of "CPI Stock Option Plan" is hereby amended by adding at the end of such definition the following language:

                           "and the CPI 2002 Non-Qualified Stock Plan, in either case, as the same has been or may hereinafter be amended, restated, supplemented, or otherwise modified from time to time with the consent of the Agent."

                  (f) The following definitions are hereby deleted:
"Guarantors," "Guarantors' Liabilities," "Guaranty," "Pledged Securities," "Pledged Securities Value," and "Securities Pledge Agreement" and all references thereto in the Loan Agreement shall be disregarded.

                  1.2 All references in the Loan Agreement to "Revolving Loan Termination Date" shall hereafter be deemed to refer to the Termination Date.

                  1.3 With the exception of Sections 1.1, 2.1(a), 2.2, 3.4, and 3.5(b), all other references in the Loan Agreement to a "Revolving Loan" or the "Revolving Loans" shall hereafter be deemed to refer to the Loans (as such term is amended hereby), and all references to "Revolving Loan Notes" shall hereafter be deemed to refer to the Notes (as such term is amended hereby), except, in each case, where such interpretation would be wholly inapplicable.

                  1.4 Section 2.1 of the Loan Agreement is hereby amended by renumbering it as "Section 2.1(a)" and by restating the first paragraph thereof in its entirety to read as follows:

                  "Subject to the terms and provisions of this Agreement and the other Loan Documents, the Lenders may, each in its sole discretion, severally and not jointly, make revolving loans and advances (the "Revolving Loans") to Borrowers, from time to time until the Termination Date, not to exceed each Lender's Revolving Loan Commitment Percentage of the Revolving Loans requested by Borrowers, in an aggregate amount of Revolving Loans not to exceed (A) the lesser of (i) the Borrowing Base or (ii) the Maximum Revolving Credit Facility, minus the aggregate undrawn face amount of any Letters of Credit outstanding at such time and any unreimbursed drawings with respect to Letters of Credit, minus (B) the Term Loan Reserve, if any, and in the case of each Lender, up to but not exceeding each Lender's Revolving Loan Commitment."

                  1.5 Section 2.1 of the Loan Agreement is hereby amended by redesignating Exhibit C, the Form of Revolving Loan Note, as "Exhibit C-1".

                  1.6 A new Section 2.1(b) is hereby added to the Loan Agreement as follows:

                  "(b) Term Loan Commitment. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Borrowers set forth herein and in the other Loan Documents, the Lenders having any Term Loan Commitment (as set forth on the signature pages to the amendment hereto creating such facility) hereby severally agree to make a Term Loan equal to its respective Term Loan Commitment. The Term Loan shall be made to the Borrowers in a single principal advance on June 28, 2002. The Term Loan shall be evidenced by, and shall be repayable in accordance with, the terms hereof and the Term Note in the form of Exhibit C-2 hereto (the "Term Note")."

                  1.7 Section 3.4 of the Loan Agreement is hereby amended by inserting a new sentence at the end of such section to read as follows:

                  "Borrower shall not be permitted to voluntarily prepay any amounts outstanding under the Term Loan prior to the repayment of all other Obligations outstanding under the Loan Documents (including without limitation the payment of, or providing cash collateral for, the undrawn face amount of any outstanding Letters of Credit)."

                  1.8 Section 3.5 of the Loan Agreement is hereby amended by (i) designating the existing text thereof as clause "(a)" and inserting the following as a new subsection (b) thereto:

                  "(b) Lenders shall apply any Mandatory Prepayments first to any amounts outstanding under any Revolving Loan (which Mandatory Prepayments shall be available for reborrowing hereunder subject to the terms hereof). After the outstanding principal amounts of all Revolving Loans have been reduced to zero, Lenders shall apply Mandatory Prepayments to the Term Loan. In no event shall Borrowers be permitted to reborrow amounts prepaid and applied to the Term Loan. In the case of all prepayments, whether voluntary or mandatory, such payments shall be accompanied by payment of all accrued and unpaid interest on the Loans being prepaid."

                  1.9 Section 3.6 of the Loan Agreement is hereby amended by deleting the second sentence thereof in its entirety.

                  1.10 Section 8.1 of the Loan Agreement is hereby amended by deleting the word "or" in front of clause (C) and inserting between clause (C) and the words "so long as" the following language:

                  ", or (D) the sale of the Geneva Property on or prior to June 30, 2003 for a cash purchase price payable at the closing of such sale of at least $1,700,000, the entire proceeds (including amounts in excess of $1,700,000) of which, (notwithstanding clause (ii) below) shall be applied in accordance with Section 3.5(a)(i) and may be reborrowed subject to the other provisions of this Agreement,"

                  1.11 Section 8.1 of the Loan Agreement is hereby further amended by adding after the first sentence thereof the following language:

                  "In the event that Teltrend consummates a sale of the land secured by the Mortgage in accordance with clause (D), above, Agent hereby agrees to release the Mortgage."

                  1.12 Section 8.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "8.17 Capital Expenditures. Make or incur any Capital Expenditures in excess of (i) $6,500,000 in their 2003 Fiscal Year,
         (ii) $7,000,000 in each of their 2004 Fiscal Year or any Fiscal Year thereafter."

                  1.13 Section 11.2 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "11.2 EBITDA. Borrowers shall have on each date set forth below, a minimum EBITDA: (a) for each of the following dates, measured on a year to date basis ending on such date:

                           Date                             EBITDA
                           ----                             ------

                           June 30, 2002                    $3,400,000
                           July 31, 2002                    $4,400,000
                           August 31, 2002                  $5,900,000
                           September 30, 2002               $7,400,000
                           October 31, 2002                 $8,300,000
                           November 30, 2003                $10,300,000
                           December 31, 2003                $11,700,000
                           January 31, 2003                 $13,000,000
                           February 28, 2003                $14,500,000

                           (b) as at the end of each month during each of the following periods for the twelve-month period ending on such date, commencing March 31, 2003 through and including June 30, 2003, not less than $15,700,000 as of such date.

                  1.14 The Loan Agreement is hereby amended by deleting Section 11.3(a) in its entirety and substituting the following therefor:

                  "11.3(a) [Reserved]."

                  1.15 Section 11.3(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  "(b) Tangible Net Worth. Commencing with June 2002, Borrowers shall maintain, measured on a monthly basis as at the end of each of the following months, the minimum Tangible Net Worth set forth opposite such date set forth below (parentheses denote negative):

                           Date                        Tangible Net Worth
                           ----                        ------------------

                           June 30, 2002               $(13,100,000)
                           July 31, 2002               $(13,300,000)
                           August 31, 2002             $(10,300,000)
                           September 30, 2002          $(9,900,000)
                           October 31, 2002            $(10,300,000)
                           November 30, 2003           $(9,000,000)
                           December 31, 2003           $(8,700,000)
                           January 31, 2003            $(8,500,000)
                           February 28, 2003           $(7,900,000)

                  As of the last day of each month commencing March 31, 2003 through and including June 30, 2003, Borrowers shall maintain a minimum Tangible Net Worth of not less than negative $7,500,000 as of such date."

                  1.16 Section 12.12 of the Loan Agreement is hereby amended in clause (b) by deleting the words "fifty-one percent (51%)" and substituting the words "forty percent (40%)" therefor.

                  1.17 The Loan Agreement is hereby amended by deleting Section
12.13 in its entirety and substituting the following therefor:

                  "12.13   [Reserved]."

                  1.18 Schedule 7.27 to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 1.18 attached hereto, it being acknowledged that such schedule shall be delivered by Borrowers by July 8, 2002, and failure to deliver by such date shall constitute an Event of Default.

         SECTION 2         REPRESENTATIONS AND WARRANTIES
                           ------------------------------

                  To induce Agent to amend the Loan Agreement and grant the waiver set forth herein, Borrowers jointly and severally represent and warrant to Agent that:

                  2.1 Representations and Warranties. On the date hereof, the representations and warranties and covenants set forth in the Loan Agreement (as modified by this Amendment and Waiver), are true and correct with the same effect as though such representations and warranties and covenants had been made on the date hereof, except to the extent that such representations and warranties and covenants expressly relate to an earlier date.

                  2.2. Corporate Authority of Borrowers. Borrowers have full power and authority to enter into this Amendment and Waiver, and to incur and perform the obligations provided for under this Amendment and Waiver and the Loan Agreement, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment and Waiver which has not been obtained.

                  2.3 Amendment and Waiver as Binding Agreement. This Amendment and Waiver constitutes the valid and legally binding obligation of Borrowers, fully enforceable against Borrowers, in accordance with its terms.

                  2.4. No Conflicting Agreements. The execution and performance by the Borrowers of this Amendment and Waiver will not (i) violate any provision of law, any order of any court or other agency of government, or the Articles of Incorporation, Certificate of Formation, Operating Agreement or Bylaws of Borrowers, (ii) violate any indenture, contract, agreement or other instrument to which Borrowers are a party, or by which any of their property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrowers.

         SECTION 3         CONDITIONS PRECEDENT.
                           --------------------

                  The agreement by Agent to amend the Loan Agreement and grant the waivers is subject to the following conditions precedent:

                  3.1 Revolving Note. Execution and delivery by Borrowers of a Revolving Note in the form of Exhibit A hereto.

                  3.2 Term Note. Execution and delivery by Borrowers of a Term
Note in the form of Exhibit B hereto.

                  3.3 Release of Guaranty and Securities Pledge Agreement. Execution and delivery by Agent of a Release of Guaranty and Securities Pledge Agreement in the form of Exhibit C hereto.

                  3.4 Reaffirmation of Stock Pledge Agreement. Execution and delivery by Technologies of a reaffirmation of that certain Stock Pledge Agreement dated as of August 31, 2000, between Technologies and Agent in the form of Exhibit D hereto.

                  3.5 Mortgage Amendment. Second Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of June 28, 2002 between Teltrend and Agent in the form of Exhibit E hereto.

                  3.6 Reaffirmation of Subordination Agreement. Execution and delivery by Solectron Corporation and Solectron Technology SDN.BHD. of that certain Subordination Agreement dated as of May 30, 2002 in the form of Exhibit F hereto.

                  3.7 Corporate Authority. Borrowers shall have provided to Agent certified copies of the unanimous written consent of their Boards of Directors in a form reasonably acceptable to Agent authorizing the execution, delivery and performance by the Borrowers of this Amendment and Waiver and the agreements, instruments and documents executed in connection herewith.

                  3.8 Fee. Borrowers shall have paid to Agent for its own account a restructuring fee in the amount of $300,000.

                  3.9 Borrowers shall have delivered to the Agent each and every agreement, document, note, release, guaranty, certificate, notice, affidavit, exhibit, schedule, resolution, legal opinion, assignment, security agreement or financing statement which the Agent may reasonably request from the Borrowers, in form and substance satisfactory to Agent, to effect the intent of this Amendment and Waiver.

         SECTION 4         WAIVERS
                           -------

                  4.1 The Bank hereby waives Borrowers' failure to be in compliance with the Tangible Net Worth and EBITDA covenants as of February 28, 2002, March 31, 2002, April 30, 2002 and May 31, 2002, and any Events of Default created thereby, solely as of those dates.

                  4.2 The Agent hereby waives Borrowers failure to be in compliance with the Net Worth covenants as of December 31, 2001 and March 31, 2002, and any Events of Default created thereby, solely as of those dates.

         The foregoing waivers shall be limited waivers and shall not constitute a waiver of any other or subsequent violations of the Loan Agreement, whether of a different or like nature, nor shall such waivers constitute a course of conduct or dealing.

         SECTION 5         REAFFIRMATION AND ACKNOWLEDGMENT
                           --------------------------------

                  Technologies, Westell, CPI and Teltrend (together, the "Pledgors") are each party to both (i) a Security Agreement and Mortgage - Trademarks and Patents and (ii) a Security Interest Agreement - Patents, each dated as of August 31, 2000 (the "Security Agreements") pursuant to which Pledgors granted to Agent a lien on and security interest in certain of Pledgors patents and trademarks as described therein. Pledgors hereby expressly reaffirm and assume all of their obligations and liabilities as set forth in the Security Agreements, agree that the obligations secured thereby shall include all obligations of Borrowers to Agent under the Loan Agreement, as amended from time to time, including this Amendment and Waiver, and agree to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, and covenants contained in the Security Agreements, insofar as such obligations and liabilities may be modified by this Amendment and Waiver.

         SECTION 6         MISCELLANEOUS PROVISIONS.
                           -------------------------

                  6.1 To the extent the provisions of this Amendment and Waiver differ from or are inconsistent with the terms of the Loan Agreement or any of the Loan Documents, the provision of this Amendment and Waiver shall govern; otherwise, the terms and provisions of the Loan Agreement shall remain in full force and effect and are hereby affirmed, confirmed and ratified in all respects. Borrowers ratify, confirm and affirm without condition, all liens and security interests granted to Agent pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the obligations and liabilities of Borrowers to Agent, including but not limited to, all loans made by Agent to the Borrowers under the Loan Agreement as amended by this Amendment and Waiver.

                  6.2 This Amendment and Waiver shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrowers under this Amendment and Waiver are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment and Waiver.

                  6.3 This Amendment and Waiver may be executed in any number of counterparts.

                  6.4 Borrowers hereby agree to pay all out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation and consummation of this Amendment and Waiver, and all other documents related thereto, including without limitation, the reasonable fees and expense of Agent's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment and Waiver.

                  6.5 On or after the effective date hereof, each reference in the Loan Agreement or any of the Loan Documents to this "Agreement" or words of like import, shall unless the context otherwise requires, be deemed to refer to the Loan Agreement as amended hereby.

                  6.6 The Agent and the Lenders hereby consent to the adoption by CPI of the CPI 2002 Nonqualified Stock Plan in the form of Exhibit G attached hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrowers and Agent has caused this Amendment and Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:                          WESTELL TECHNOLOGIES, INC.

                                    By:      ___________________________________
                                    Title:   ___________________________________

                                    WESTELL, INC.

                                    By:      ___________________________________
                                    Title:   ___________________________________

                                    WESTELL INTERNATIONAL, INC.

                                    By:      ___________________________________
                                    Title:   ___________________________________

                                    CONFERENCE PLUS, INC.

                                    By:      ___________________________________
                                    Title:   ___________________________________

                                    TELTREND LLC.

                                    By:      ___________________________________
                                    Title:   ___________________________________
                                    Address: 750 North Commons Drive
                                             Aurora, Illinois 60504


AGENT AND LENDER:                   LASALLE BANK NATIONAL ASSOCIATION

                                    By:      ___________________________________
Revolving Loan Commitment:          Title:   ___________________________________
$30,000,000                         Address: 135 South LaSalle Street
Percentage:  100%                            Chicago, Illinois 60603
                                             Attn:    Stephanie Kline
Term Loan Commitment:
$5,000,000
Percentage:  100%

                                    Exhibit A
                                    ---------

                       AMENDED AND RESTATED REVOLVING NOTE

$30,000,000                                                        June 28, 2002

                  WESTELL TECHNOLOGIES, INC., WESTELL, INC., WESTELL INTERNATIONAL, INC., CONFERENCE PLUS, INC. and TELTREND LLC (collectively, "Borrowers"), hereby jointly and severally promise to pay to the order of LaSalle Bank National Association (the "Lender"), on June 30, 2003 the principal sum of Thirty Million and No/100 Dollars ($30,000,000), or such lesser amount of all of the then outstanding advances made by the Lender to Borrowers pursuant to
Section 2.1 of the "Loan Agreement" (as hereinafter defined), together with interest on any and all principal amounts remaining unpaid hereunder from time to time from the date hereof until paid, at the rate(s) set forth in Section
2.10 of the Loan Agreement, payable on the last day of each Interest Period (as such term is defined in the Loan Agreement), and continuing until the Revolving Loans (as such term is defined in the Loan Agreement) are paid in full.

                  Any amount of interest or principal hereof which is not paid when due, whether on the last day of an Interest Period, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate (as such term is defined in the Loan Agreement).

                  All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Lender at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrowers. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrowers' liability to the Lender hereunder, the books and records of the Lender shall be controlling absent arithmetic or manifest or demonstrable error.

                  This Note evidences certain indebtedness incurred under the Amended and Restated Loan and Security Agreement, dated August 31, 2000 between Westell Technologies, Inc., Westell, Inc., Westell International, Inc., Conference Plus, Inc., Teltrend LLC (as successor to Teltrend, Inc.), and the financial institutions from time to time parties thereto, including the Lender (collectively, the "Lenders"), and LaSalle Bank National Association, as agent (the "Agent") for the Lenders (as heretofore or hereafter amended, restated, supplemented or otherwise modified, the "Loan Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. All capitalized terms used herein shall, unless otherwise defined herein, have the meanings set forth in the Loan Agreement. The holder of this
Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to therein. Borrowers agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Lender's rights hereunder promptly on demand of the Lender and as more fully set forth in the Loan Agreement.

                  This Note may be prepaid in whole or in part, and shall be prepaid as appropriate, in accordance with the terms of the Loan Agreement.

                  Except as set forth in the Loan Agreement, the Borrowers, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Lender or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Lender or such assignee to be a true and correct copy of this Note.

                  This is the Revolving Note referred to in the Loan Agreement. This Note is secured by, among other things, a security interest in the Collateral granted to the Agent pursuant to Section 4 of the Loan Agreement.

                  No delay on the part of the Lender in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Lender under this Note operate as a waiver of any other rights.

                  Upon the occurrence of an Event of Default which is an Uncured Default under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon the Borrowers except as otherwise provided in the Loan Agreement, and the Lender may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

                  If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances will not be affected thereby and the provisions of this Note shall be severable in any such instance.

                  This Note shall be in replacement of and in substitution for that certain Revolving Loan Note dated May 30, 2002, in the original principal amount of $35,000,000, made by Westell Technologies, Inc., Westell, Inc., Westell International, Inc., Conference Plus, Inc., and Teltrend LLC and payable to the order of Lender (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of the Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

                  BORROWERS HEREBY WAIVE ANY RIGHT BORROWERS MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

                  This Note shall be deemed to have been made under and shall be governed in accordance with the internal laws and not the conflict of law rules of the State of Illinois.

                                            WESTELL TECHNOLOGIES, INC.


                                            By: ________________________________
                                            Title:  ____________________________


                                            WESTELL, INC.


                                            By: ________________________________
                                            Title:______________________________


                                            WESTELL INTERNATIONAL, INC.


                                            By:_________________________________
                                            Title:______________________________


                                            CONFERENCE PLUS, INC.


                                            By:_________________________________
                                            Title:______________________________


                                            TELTREND LLC


                                            By: ________________________________
                                            Title: _____________________________

                                    Exhibit B
                                    ---------

                                    TERM NOTE


$5,000,000.00                                                      June 28, 2002
Chicago, Illinois

         FOR VALUE RECEIVED, WESTELL TECHNOLOGIES, INC., WESTELL, INC., WESTELL INTERNATIONAL, INC., CONFERENCE PLUS, INC. and TELTREND LLC (collectively, "Borrowers"), hereby jointly and severally promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (hereinafter, together with any holder hereof, called the "Lender"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, on or before June 30, 2003 (the "Maturity Date"), the principal sum of Five Million and 00/100 DOLLARS ($5,000,000.00), which amount is the principal amount of the Term Loan made by the Lender to the Borrowers under and pursuant to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000 (as amended, restated, supplemented or modified from time to time, the "Loan Agreement"), executed by and between the Borrowers and the Lender, as Agent and as a lender, and the other lenders from time to time a party thereto, together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) on the principal amount of the Term Loan outstanding from time to time as provided in Section 2.10 of the Loan Agreement. Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement.

         The outstanding principal of this Note, and all accrued interest thereon, shall be payable as follows:

                  (a) installments of interest only on the principal balance of this Note outstanding from time to time commencing on June 30, 2002 and continuing on the last day of each Interest Period (as such term is defined in the Loan Agreement); and

                  (b) a final installment equal to the remaining outstanding principal balance of this Note, and all accrued and unpaid interest thereon, on the Maturity Date, unless payable sooner pursuant to the provisions of the Loan Agreement.

         Any amount of interest or principal hereof which is not paid when due, whether on the last day of an Interest Period, at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate (as such term is defined in the Loan Agreement).

         This Note evidences the Term Loan incurred by the Borrowers under and pursuant to the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of this Note or any payment thereon may be accelerated or is automatically accelerated, or under which this Note may be prepaid or is required to be prepaid. The holder of this
Note is entitled to all of the benefits provided in said Loan Agreement and the Loan Documents referred to therein. Borrowers agree to pay all costs of collection and all reasonable attorneys' fees paid or incurred in enforcing any of the Lender's rights hereunder promptly on demand of the Lender and as more fully set forth in the Loan Agreement.

         All payments of principal and interest on this Note shall be payable in lawful money of the United States of America. In no event shall the interest payable exceed the highest rate permitted by law. Principal and interest shall be paid to Lender at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to Borrowers. All payments hereunder shall be applied as provided in the Loan Agreement. In determining Borrowers' liability to the Lender hereunder, the books and records of the Lender shall be controlling absent arithmetic or manifest or demonstrable error.

         This Note may not be voluntarily prepaid, but shall be prepaid as appropriate, in accordance with the terms of the Loan Agreement.

         Except as set forth in the Loan Agreement, the Borrowers, endorsers and all other parties to this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Loan Agreement. In any action on this Note, the Lender or its assignee need not file the original of this Note, but need only file a photocopy of this Note certified by the Lender or such assignee to be a true and correct copy of this Note.

         This Note is secured by, among other things, a security interest in the Collateral granted to the Agent pursuant to Section 4 of the Loan Agreement.

         No delay on the part of the Lender in exercising any right under this Note, any security agreement, guaranty or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of the Lender under this Note operate as a waiver of any other rights.

         Upon the occurrence of an Event of Default which is an Uncured Default under the Loan Agreement, the outstanding indebtedness evidenced by this Note, together with all accrued interest, shall be due and payable in accordance with the terms of the Loan Agreement, without notice to or demand upon the Borrowers except as otherwise provided in the Loan Agreement, and the Lender may exercise all of its rights and remedies reserved to it under the Loan Agreement or applicable law.

         The Term Loan evidenced hereby has been made and/or issued and this Note has been delivered at the Lender's main office set forth above. This Note shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Borrowers, and their legal representatives, successors, and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. The term "Borrowers" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective successors and assigns, shall be jointly and severally obligated hereunder.

         BORROWERS HEREBY WAIVE ANY RIGHT BORROWERS MAY NOW OR HEREAFTER HAVE TO SUBMIT ANY CLAIM, ISSUE OR DEFENSE ARISING HEREUNDER OR UNDER THE OTHER DOCUMENTS RELATING TO THIS NOTE TO A TRIAL BY JURY.

         IN WITNESS WHEREOF, the Borrowers have executed this Note as of the date set forth above.


                                            WESTELL TECHNOLOGIES, INC.


                                            By: ________________________________
                                            Title:  ____________________________


                                            WESTELL, INC.


                                            By: ________________________________
                                            Title:______________________________


                                            WESTELL INTERNATIONAL, INC.


                                            By:_________________________________
                                            Title:______________________________


                                            CONFERENCE PLUS, INC.


                                            By:_________________________________
                                            Title:______________________________


                                            TELTREND LLC


                                            By: ________________________________
                                            Title: _____________________________

                                    Exhibit C
                                    ---------

               RELEASE OF GUARANTY AND SECURITIES PLEDGE AGREEMENT


         This Release of Guaranty and Securities Pledge Agreement (the "Release") is made as of the 28th day of June, 2002 by LaSalle Bank National Association, a national banking association, as agent (in such capacity, "Agent") for the "Lenders" (as defined in the Loan Agreement referred to below) (together, Agent and the Lenders, the "Releasing Parties"), in favor of Marlene
D. Foskett Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, The Marlene Diane Foskett Trust dated December 31, 1970, Barbara J. McDonough Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, The Barbara J. McDonough Trust dated December 31, 1970, Robert C. Penny III Trust under agreement Florence R. Penny Children's Trust dated December 28, 1989, and The Robert Clinton Penny Trust Number Two dated December 30, 1974 (collectively, "Guarantors").

         WHEREAS, pursuant to that Amended and Restated Loan and Security Agreement dated as of August 31, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement), Guarantors have previously executed and delivered to the Agent that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") dated as of June 29, 2001, guarantying certain obligations of Westell Technologies, Inc. and its subsidiaries (collectively, "Borrowers").

         WHEREAS, pursuant to the Loan Agreement, Guarantors delivered to Agent a Securities Pledge Agreement dated as of June 29, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement").

         WHEREAS, Agent and the Borrowers (as defined in the Loan Agreement) intend to enter into a Sixth Amendment to Amended and Restated Loan and Security Agreement and Waiver (the "Sixth Amendment"), which, among other things, provides for the release of the Guaranty and the Pledge Agreement by the Releasing Parties.

         NOW THEREFORE, the Releasing Parties hereby agree as follow:

     1. Concurrent with the consummation of the Sixth Amendment, the Guaranty shall be terminated, the Releasing Parties shall irrevocably discharge and fully release Guarantors from their obligations and liabilities under the Guaranty and, in accordance with the provisions thereof, the Guaranty shall cease to be of any further force or effect.

     2. Concurrent with the consummation of the Sixth Amendment, the Pledge Agreement shall be terminated, the Releasing Parties shall irrevocably discharge and fully release their lien on the Pledged Collateral (as defined in the Pledge Agreement) of Guarantor granted to the Releasing Parties under the Pledge Agreement and, in accordance with the provisions thereof, the Pledge Agreement shall cease to be of any further force or effect.

     3. Lender hereby agrees that upon the effectiveness of this Release, Lender shall notify Robertson Stephens, Inc. that (i) Lender's security interest in the Account (as defined in the Pledge Agreement) and (ii) the Account Control Agreement by and between Lender and Robertson Stephens, Inc. dated as of June 29, 2001, are terminated.

     4. This Release shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, the undersigned has executed this Release as of the date first written above.



AGENT AND LENDER:                      LASALLE BANK NATIONAL ASSOCIATION,
                                       individually and as Agent


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                    Exhibit D
                                    ---------

                     REAFFIRMATION OF STOCK PLEDGE AGREEMENT

                  This Reaffirmation of Stock Pledge Agreement dated as of June 28, 2002 (this "Reaffirmation") is entered into between WESTELL TECHNOLOGIES, INC., a Delaware corporation (herein called the "Pledgor"), and LASALLE BANK NATIONAL ASSOCIATION, as Agent (herein called the "Pledgee"), and has reference to the following facts and circumstances:

                  A. Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000, (herein as amended or modified from time to time, the "Loan and Security Agreement") among Pledgee, Pledgor, as Agent and as a Lender, and the other lenders from time to time a party thereto, (together with its subsidiaries, Westell, Inc., Westell International, Inc., Conference Plus, Inc. and Teltrend LLC, collectively referred to hereinafter as "Borrowers"), Pledgor granted Pledgee a security interest in its shares of certain of the Borrowers pursuant to that certain Stock Pledge Agreement dated as of August 31, 2000 and that certain Stock Pledge Agreement dated as of June 29, 2001 (each as amended, restated, supplemented or otherwise modified from time to time, collectively, the "Pledge Agreements").

                  B. Borrowers desire to enter into a Sixth Amendment to Loan and Security Agreement and Waiver dated as of the date hereof (the "Amendment and Waiver") pursuant to which Pledgee has agreed to restructure certain provisions of the Loan and Security Agreement.

                  C. Pledgor is financially interested in Borrowers.

                  D. Pledgor desires that Pledgee enter into the Amendment and Waiver.

                  E. Pledgee is willing to enter into the Amendment and Waiver only upon the condition that Pledgor execute and deliver this Reaffirmation in favor of Pledgee.

                  NOW, THEREFORE, in consideration of the foregoing, Pledgor hereby agrees as follows:

                  1 The preambles to this Reaffirmation are hereby incorporated herein by this reference thereto.

                  2 Pledgor does hereby expressly ratify, confirm and affirm without condition, all liens and security interests granted to the Pledgee pursuant to the Pledge Agreements, and such liens and security interests shall continue to secure the obligations and liabilities of Borrowers to Pledgee, including but not limited to, all loans made by Pledgee to Borrowers under the Loan and Security Agreement and all amendments thereto.

                  3. This Reaffirmation constitutes the valid and legally binding obligation of Pledgor, fully enforceable against Pledgor, in accordance with its terms.

                  4. This Reaffirmation shall inure to the benefit of Pledgee and Lenders, their successors and assigns, and be binding upon Pledgor, and its successors and assigns.

                  IN WITNESS WHEREOF, the Pledgor has executed this Reaffirmation on the date above set forth.

                                       WESTELL TECHNOLOGIES, INC.

                                       By: ___________________________
                                       Its: ___________________________

                                    Exhibit E
                                    ---------

This instrument was prepared
by (and after recordation
should be returned to):

Scott J. Moore
Jenner & Block, LLC
One IBM Plaza
Chicago, IL 60611



                               SECOND AMENDMENT TO
                          MORTGAGE, SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING


         This Second Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (hereafter, this "Amendment"), is entered into as of the 28th day of June, 2002, by and between Teltrend LLC, a Delaware limited liability company, as successor in interest to Teltrend, Inc. (herein, together with its successors and assigns, called the "Mortgagor") in favor of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, having an office at 135 South LaSalle, Chicago, Illinois 60603 (the "Mortgagee").

                                    RECITALS

         WHEREAS, Westell Technologies, Inc., Westell, Inc., Westell International, Inc., Conference Plus, Inc., and Mortgagor, as successor by merger with Teltrend, Inc. (collectively, the "Borrowers"), the financial institutions from time to time parties thereto, including the Mortgagee (collectively, the "Lenders"), and LaSalle Bank National Association, as agent (the "Agent") for the Lenders, are parties to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000 (as the same has been amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement");

         WHEREAS, the Borrowers are parties to that certain Amended and Restated Revolving Note dated as of May 30, 2002 in the original principal amount of $35,000,000 (the "Original Note");

         WHEREAS, as security for the Indebtedness (as defined under the Mortgage) under the Loan Agreement and the Original Note, Mortgagor, as successor by merger with Teltrend, Inc., and Mortgagee are parties to a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 4, 2001 and recorded in the office of the County Recorder of Kane County, Illinois as Document No. 2001K104543, as amended by that certain First Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of May 30, 2002 (as the same has been or shall be amended, restated, supplemented or otherwise modified from time to time, the "Mortgage"), pursuant to which the Mortgagor granted to Mortgagee a mortgage on certain real property located in Kane County, Illinois and more particularly described on Exhibit A attached hereto (the "Premises").

         WHEREAS, the Mortgagor intends to execute and deliver to Mortgagee (i) a Sixth Amendment to Amended and Restated Loan and Security Agreement and Waiver (the "Amendment and Waiver"), (ii) an Amended and Restated Revolving Note in the original principal amount of $30,000,000 in substitution for and replacement of the Original Note (the "Amended Note"), and (iii) a Term Note in the original principal amount of $5,000,000 (the "Term Note," and, together with the Amended Note, the "Notes");

         WHEREAS, Mortgagor and Mortgagee desire to amend the Mortgage as of the Effective Date so as to provide that the Premises continue to secure the obligations and liabilities of the Mortgagor to Mortgagee, as amended, under the Amendment and Waiver and the Notes;

         NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor and Mortgagee hereby agree as follows:

         1.       Amendments.
                  ----------

                  1.1 All references in the Mortgage or in any other agreements executed and/or delivered in connection therewith to the term "Mortgage" shall hereafter be deemed to mean the Mortgage, as amended by this Amendment. Capitalized terms used herein, which are defined in the Mortgage, unless otherwise defined herein, shall have the meanings provided therefor in the Mortgage.

                  1.2 The Mortgage is hereby amended by deleting the property address listed on the cover page to Exhibit A.

                  1.3 The Mortgage is hereby amended to provide that the Mortgage continues to secure the obligations and liabilities of the Mortgagor to Mortgagee, in each case, under the Loan Agreement, the Notes, and all such other instruments, documents and agreements executed and/or delivered in connection therewith, in each case as the same have been amended.

                  1.4 The Mortgage is hereby amended to provide that the term "Note" shall be amended to mean the Notes made by Mortgagor and payable to the order of the Mortgagee at Chicago, Illinois.

                  1.5 Mortgagor hereby expressly affirms and assumes all of Mortgagor's obligations and liabilities to Mortgagee as set forth in the Mortgage and the other instruments, documents and agreements executed and/or delivered in connection therewith, in each case as the same have been amended, and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, guarantees, indemnities and covenants contained in the Mortgage and other applicable documents to which such entity is a party, as such obligations and liabilities may have been amended, and as amended by this Amendment.

                  1.6 The Mortgage is hereby amended in all other respects to include and give effect to the foregoing amendments. As so amended, the Mortgage shall remain in full force and effect and shall continue to constitute the valid and binding obligation of the Mortgagor, enforceable in accordance with its terms, and the Mortgagor hereby affirms and agrees to remain bound by the agreements and covenants set forth in the Mortgage, as amended hereby. The Mortgagor hereby affirms, certifies, makes and confirms all representations and warranties set forth in the Mortgage, as amended hereby. Nothing herein shall be deemed to constitute or shall be construed as a waiver of any rights, remedies or security of or granted to the Mortgagor hereunder or under the Mortgage, and no subordination of the Mortgagee's interest in or lien or mortgage on the Collateral is intended or to be implied hereby.

         2.       Representations and Warranties.
                  ------------------------------

                  On the date hereof, after giving effect to this Amendment, Mortgagor represents and warrants to Mortgagee that:

                  2.1 The affirmative and negative covenants set forth in the Mortgage are not currently being breached as of the date of this Amendment.

                  2.2 No Default (as such term is defined in the Mortgage) has occurred and is continuing.

         3.       General Provisions.
                  ------------------

                  3.1 As herein modified or amended, the Mortgage shall remain in full force and effect and is hereby affirmed, confirmed and ratified in all respects.

                  3.2 This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

                  3.3 On or after the effective date hereof, each reference in the Mortgage or any other agreements or documents executed in connection therewith to "this Mortgage" or words of like import, shall, unless the context otherwise requires, be deemed to refer to the Mortgage as amended hereby.

                  3.4 This Amendment shall be binding upon the Mortgagor and its successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Mortgagor and shall inure to the benefit of Mortgagee, its successors and assigns.

                  3.5 Mortgagor hereby agrees to pay all out-of-pocket expenses incurred by Mortgagee in connection with the preparation, negotiation and consummation of this Amendment, and all other documents related thereto, including without limitation, the reasonable fees and expense of Mortgagee's counsel, and any filing fees required in connection with the filing of any documents necessary to consummate the provisions of this Amendment.

                  3.6 The recitals to this Amendment are hereby incorporated into this Mortgage in their entirety and are deemed to be a part thereof.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.


                                   Mortgagor:

                                   TELTREND LLC, a Delaware limited liability company

                                   By:      WESTELL, INC., its sole member


                                            By:_______________________________
                                            Title:______________________________
Accepted:

LASALLE BANK NATIONAL
ASSOCIATION, a national
banking association


By:    ___________________________
Title: ___________________________

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF COOK                      )



         I, ___________________, a notary public in and for said County in the State aforesaid, do hereby certify that _____________________, personally known to me to be the _____________________ of Westell, Inc., an Illinois corporation, the sole member of Teltrend LLC, a Delaware limited liability company, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged they as such he signed and delivered the said instrument pursuant to proper authority, as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         GIVEN, under my hand and notarial seal this ___ day of June, 2002.


                                                  ------------------------------
                                                           Notary Public

My Commission expires:

----------------------

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF COOK                      )



         I, ___________________, a notary public in and for said County in the State aforesaid, do hereby certify that _____________________, personally known to me to be the _____________________ of the LaSalle Bank National Association, a national banking association, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged they as such he signed and delivered the said instrument pursuant to proper authority, as the free and voluntary act and deed of said national banking association, for the uses and purposes therein set forth.

         GIVEN, under my hand and notarial seal this ___ day of June, 2002.



                                                  ------------------------------
                                                           Notary Public

My Commission expires:

----------------------

                        EXHIBIT A TO FIRST AMENDMENT TO
                          MORTGAGE, SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING

                        Legal Description of the Premises

                                  See attached.



Property Identification Number:  12-01-400-019

                                    Exhibit F
                                    ---------

                                REAFFIRMATION OF
                             SUBORDINATION AGREEMENT
                             -----------------------

                  This Reaffirmation of Subordination Agreement (this "Reaffirmation"), dated and effective as of the 28th day of June, 2002, is executed by and between Solectron Corporation ("Solectron Corp.") and Solectron Technology SDN.BHD. ("Solectron BHD", and, together with Solectron Corp., "Junior Creditor") and LaSalle Bank National Association ("Lender"), and has reference to the following facts and circumstances:

                  A. Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of August 31, 2000, (as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Lender, individually and as agent (in such capacity, the "Agent"), the other Lenders from time to time a party thereto, Westell Technologies, Inc., ("Technologies"), Westell, Inc., ("Westell"), Westell International, Inc., ("International"), Conference Plus, Inc., ("CPI"), and Teltrend LLC, as successor by merger to Teltrend, Inc. ("Teltrend," and together with Technologies, Westell, International and CPI, being, collectively, the "Borrowers"), Junior Creditor delivered to Lender a certain Subordination Agreement dated as of May 30, 2002 (the "Subordination Agreement").

                  B. Borrowers intend to enter into a Sixth Amendment to Amended and Restated Loan and Security Agreement and Waiver (herein, as amended or modified from time to time, the "Amendment and Waiver") pursuant to which Lender shall extend the maturity of Borrowers' revolving credit facility and modify and waive certain financial covenants.

                  C. Junior Creditor will benefit from such modifications and waivers.

                  D. Junior Creditor desires to induce Agent to execute, deliver and perform the Amendment and Waiver of even date herewith.

                  E. Agent is willing to enter into the Amendment and Waiver only upon the condition that Junior Creditor execute and deliver this Reaffirmation in favor of Bank.

                  NOW, THEREFORE, in consideration of the foregoing, Junior Creditor hereby agrees as follows:

         1. The preambles to this Reaffirmation are hereby incorporated herein by this reference thereto.

         2. Junior Creditor hereby reaffirms and agrees that the term "Senior Debt" as used in the Subordination Agreement shall include and refer to, among other things, the obligations, indebtedness and liabilities of the Borrowers to Agent and Lenders pursuant to the Loan Agreement as amended by the Amendment and Waiver and pursuant to the other Loan Documents (as defined in the Loan Agreement) as the same may have been, or may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

         3. Junior Creditor hereby expressly reaffirms and assumes (on the same basis as set forth in the Subordination Agreement) all of Junior Creditor's undertakings, obligations and liabilities as set forth in the Subordination Agreement, and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, and covenants contained in the Subordination Agreement, as such undertakings, obligations and liabilities may be modified by the Amendment and Waiver and the related amendments to the other Loan Documents.

         4. This Reaffirmation shall inure to the benefit of Bank, its successors and assigns and be binding upon Junior Creditor, its successors and assigns.

                                       SOLECTRON CORPORATION, a Delaware
                                       corporation



                                       By: _____________________________________
                                       Title: __________________________________




                                       SOLECTRON TECHNOLOGY SDN.BHD.



                                       By: _____________________________________
                                       Title: __________________________________

                                    Exhibit G
                                    ---------

                        CPI 2002 Nonqualified Stock Plan
                        --------------------------------

                                 (see attached)